UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2012

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip Code)

(404) 815-0770
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 30, 2012, EarthLink, Inc. ("EarthLink") issued a press release announcing its financial results for the three and nine months ended September 30, 2012 and providing guidance for the year ending December 31, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01      Regulation FD Disclosure

In connection with EarthLink’s conference call to be held on October 30, 2012, officers of EarthLink will be reviewing certain materials regarding financial results for the third quarter of 2012 and guidance for the year ending December 31, 2012. A copy of the materials is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01      Other Events
EarthLink, Inc.'s wholly-owned subsidiary, ITC^DeltaCom, Inc. (the “Company”), is exercising its right under the Indenture dated April 9, 2010 between the Company, the guarantor parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, to call for the redemption of 10% of the aggregate principal amount of the Company's 10.5% Senior Secured Notes due 2016 (the “Notes”). The Company intends to redeem (the “Redemption”) $32,500,000 aggregate principal amount of the Notes (the Notes being redeemed, the “Redemption Notes”) on December 6, 2012 (the “Redemption Date”). Note holders will be notified of the Redemption through the trustee on November 6, 2012. The redemption price for the Redemption Notes shall be equal to 103% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date. Upon completion of the Redemption, $292,300,000 aggregate principal amount of the Notes will remain outstanding.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press release dated October 30, 2012
99.2	Presentation regarding financial results and guidance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

By:	/s/ BRADLEY A. FERGUSON
Name: Bradley A. Ferguson
Title: Chief Financial Officer

Date: October 30, 2012

Exhibit Index

Exhibit No.	Description
99.1	Press release dated October 30, 2012
99.2	Presentation regarding financial results and guidance